                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 16, 1997


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




         ARKANSAS                       0-11916                    71-0538646
  (State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)               File Number)             Identification
                                                                    Number)


            MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS  71730
        (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code:  (870) 863-3181
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 2, 1997, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired all of the issued and outstanding common stock of Fredonia Bancshares, Inc., Nacogdoches, Texas ("Fredonia"), pursuant to the Agreement and Plan of Reorganization, dated April 25, 1997 ("Agreement"), whereby First United acquired 472,342 shares of common stock of Fredonia in exchange for the issuance of 1,599,807 shares of First United common stock and satisfied unexercised stock options of Fredonia common stock by issuing an additional 5,876 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-30007 as filed with the Securities and Exchange Commission ("SEC") on June 25, 1997, and which became effective July 18, 1997 ("Registration Statement").

         Fredonia was a bank holding company which owned 100% of the common stock of Fredonia State Bank, Nacogdoches, Texas. Fredonia engaged, directly or through subsidiaries, in those activities closely related to banking which are specifically permitted under the Bank Holding Company Act of 1956, as amended.

         Pursuant to the Agreement, no fractional shares of First United common stock were issued. Therefore, Fredonia stockholders have received or will receive cash payments for their fractional shares. First United has made or will make all cash payments from its excess funds. Prior to consummating the Agreement, First United had 8,246,209 shares of common stock issued and outstanding. By issuing 1,605,683 shares of First United common stock, which amounted to 19.47% of the pre-merger issued and outstanding shares, First United presently has 9,851,892 shares issued and outstanding. All of the issued and outstanding shares are listed on the National Association of Securities Dealers automated quotation system national market system.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements have been previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-30007 as filed with the Securities and Exchange Commission on June 25, 1997, and Amendment No. 1 thereto filed on July 17, 1997, which became effective July 18, 1997:

         (a)     Financial Statements of Business Acquired:

                 (1) Financial statements of Fredonia and notes thereto as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996.


                 (2) Financial statements of Fredonia (unaudited) as of March 31, 1997 and for the three months ended March 31, 1997 and 1996.

         (b) Pro-forma Financial Information Required pursuant to Article 11 of Regulation S-X:

                 (1) Pro forma combining balance sheet (unaudited) as of March 31, 1997.

                 (2) Pro forma combining income statements (unaudited) for each of the three years in the period ended December 31, 1996 and for the three months ended March 31, 1997 and 1996.


         (c)     Exhibits.





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
                               INDEX TO EXHIBITS




Exhibit No.               Description of Exhibit
-----------               ----------------------
      2                   Agreement and Plan of Reorganization between First
                          United Bancshares, Inc. and Fredonia Bancshares, Inc.
                          and  Plan of Merger attached as Exhibit A thereto
                          incorporated herein by reference as previously filed
                          by First United in its  Form S-4 Registration
                          Statement under the Securities Act of 1933,
                          Registration No. 333-30007 as filed with the
                          Securities and Exchange Commission on June 25, 1997,
                          and Amendment No. 1 thereto, filed on July 17, 1997,
                          which became effective July 18, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        FIRST UNITED BANCSHARES, INC.
                                        (REGISTRANT)


                                        By /s/ John E. Burns
                                           -------------------------------------

                                            John E. Burns, Vice President and
                                             Chief Financial Officer


Date:  September 16, 1997





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
                               INDEX TO EXHIBITS


Exhibit No.               Description of Exhibit
-----------               ----------------------
      2                   Agreement and Plan of Reorganization between First
                          United Bancshares, Inc. and Fredonia Bancshares, Inc.
                          and  Plan of Merger attached as Exhibit A thereto
                          incorporated herein by reference as previously filed
                          by First United in its  Form S-4 Registration
                          Statement under the Securities Act of 1933,
                          Registration No. 333-30007 as filed with the
                          Securities and Exchange Commission on June 25, 1997,
                          and Amendment No. 1 thereto, filed on July 17, 1997,
                          which became effective July 18, 1997.